UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2022 (October 7, 2022)

DRAGONFLY ENERGY HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40730	85-1873463
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1190 Trademark Drive #108
Reno, Nevada 89521
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (775) 622-3448

Chardan NexTech Acquisition 2 Corp.

17 State Street, 21st Floor

New York, New York 10004

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common stock, par value $0.0001 per share	DFLI	The Nasdaq Global Market
Redeemable warrants, exercisable for common stock at an exercise price of $11.50 per share, subject to adjustment	DFLIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K amends Item 2.01 of the Current Report on Form 8-K filed on October 7, 2022 (the “Original Form 8-K”) solely to correct the number of shares and related disclosures in the Beneficial Ownership Table. The Beneficial Ownership Table in Item 2.01 of the Original Form 8-K is corrected as follows:

The beneficial ownership of Common Stock is based on 44,848,686 shares of Common Stock issued and outstanding immediately following consummation of the Transactions, including the redemption of public shares of Common Stock as described above.

Beneficial Ownership Table

Name and Address of Beneficial Owners	Number of Shares of Common Stock Beneficially Owned	%
5% Holders:
Dynavolt Technology (HK) Ltd.	11,820,900	26.4%
Jonas Grossman(1)(2)(3)	3,530,500	7.9%
Chardan NexTech Investments 2 LLC(1)(3)	3,030,500	6.8%
David Gong	2,364,180	5.3%

Executive Officers and Directors:
Dr. Denis Phares(4)(5)	15,899,110	35.5%
Sean Nichols(4)(6)	3,558,683	7.9%
Nicole Harvey	11,821	*
John Marchetti	—	—
Luisa Ingargiola	—	—
Brian Nelson	—	—
Perry Boyle	22,000	*
Jonathan Bellows	—	—
Rick Parod	—	—
Karina Edmonds	—	—

* Less than one percent.

(1)

Jonas Grossman is the managing member of Sponsor. As such, Mr. Grossman may be deemed to have beneficial ownership of the common stock held directly by Sponsor. Mr. Grossman disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly. Certain other employees of Chardan Capital Markets LLC or its affiliates, have direct or indirect membership interests in Sponsor, and thus have pecuniary interests in certain of the reported shares. The business address of Sponsor and Mr. Grossman is 17 State Street, 21st Floor, New York, NY 10004.

(2)

Includes 485,000 shares purchased by Chardan Capital Markets LLC, a New York limited liability company (“CCM LLC”), in the open market in satisfaction of a portion of its purchase commitment under the Subscription Agreement and 15,000 shares issued pursuant to the Subscription Agreement. CCM LLC is a broker-dealer and a member of the Financial Industry Regulatory Authority, Inc. Mr. Kerry Popper, Mr. Steven Urbach and Mr. Jonas Grossman, are CCM LLC’s Chairman, Chief Executive Officer and President, respectively, and are each Members and Managers of Chardan Securities LLC, which holds a controlling interest in CCM LLC. The foregoing should not be construed in and of itself as an admission by any of Mr. Popper, Mr. Urbach or Mr. Grossman as to beneficial ownership of the securities beneficially owned by CCM LLC. The business address of CCM LLC is 17 State Street, Suite 2130, New York, NY 10004.

(3)	Excludes 4,627,858 Chardan private warrants, which Warrant Holdings has agreed not to exercise to the extent that Warrant Holdings and its affiliates would be deemed to beneficially own, more than 7.5% of the shares of Common Stock outstanding immediately after giving effect to such exercise. The business address of Warrant Holdings is 17 State Street, 21st Floor, New York, NY 10004.
(4)	Excludes 40,000,000 Earnout Shares of Common Stock as the earnout contingencies have not yet been met.
(5)	Includes 1,217,906 shares held on behalf of the Phares 2021 GRAT dated July 9, 2021, of which Dr. Phares is trustee.
(6)	Includes 54,393 shares held on behalf of the Nichols GRAT I dated June 14, 2021, and 3,383,142 held on behalf of the Nichols Living Trust 2015, each of which Mr. Nichols is trustee.

This Amendment No. 1 makes no other changes to the Original Form 8-K as filed with the SEC on October 7, 2022, and no attempt has been made in this Amendment No. 1 to modify or update the other disclosures presented in the Original Form 8-K. This Amendment No. 1 does not reflect subsequent events occurring after the original filing of the Original Form 8-K (i.e., those events occurring after October 7, 2022) or modify or update in any way those disclosures that may be affected by subsequent events. Accordingly, this Amendment No. 1 should be read in conjunction with the Original Form 8-K and our other filings with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DRAGONFLY ENERGY HOLDINGS CORP.

Date: October 12, 2022	By:	/s/ Denis Phares
	Name:	Denis Phares
	Title:	President and Chief Executive Officer